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                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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
Filed by the Registrant [X]                        Filed by a Party other than the Registrant [ ]
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Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              ZFNB Asset Fund, Inc.
                                 One South Main
                                   Suite 1380
                           Salt Lake City, Utah 84111

                         ------------------------------
                (Name of Registrant as Specified in its Charter)

                             Martin E. Lybecker, Esq
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005

                         ------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)     Title of each class of securities to which transaction applies:  N/A
    2)     Aggregate number of securities to which transaction applies:  N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
    4)     Proposed maximum aggregate value of transaction:  N/A



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount previously paid:
               2)     Form, Schedule or Registration Statement No.:
               3)     Filing Party:
               4)     Date Filed:
Notes:


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                         (Front Cover of Proxy Package)
                              ZFNB ASSET FUND, INC.

                  Notice of Special Meeting of Shareholders of
                              ZFNB Asset Fund, Inc.
                             to be held June 8, 2001

A Special Meeting of the shareholders of ZFNB Asset Fund, Inc. (the "Fund"), will be held at 3:00 p.m. Mountain time at the offices of ZFNB Asset Fund, Inc. at One South Main, Suite 1380, Salt Lake City, Utah 84111 on June 8, 2001 for the following purposes:

1. Liquidation. To consider the liquidation of the Fund's assets. All assets minus outstanding liabilities and taxes would be distributed in kind to the Fund's shareholders on a pro rata basis and, thereafter, the Fund would be terminated.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed May 18, 2001 as the record date for determination of shareholders entitled to vote at this Special Meeting.


                                                By Order of the Directors

                                                /s/ Jennifer R. Jolley
                                                Secretary


May 29, 2001

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


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                              ZFNB ASSET FUND, INC.

                                 PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Directors") of ZFNB Asset Fund, Inc. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the June 8, 2001 special meeting of shareholders of the Fund (the "Special Meeting").

        Only shareholders of record at the close of business on May 18, 2001 will be entitled to vote at the Special Meeting. On May 18, 2001, the Fund had outstanding 19,008,440 shares, each share being entitled to one vote, and each fractional share being entitled to a proportionate fractional vote. Shareholders will vote by Fund on the liquidation proposal and on any other business as may properly come before the Special Meeting.

        For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

        The Fund's current executive offices are located at One South Main, Suite 1380, Salt Lake City, Utah 84111. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about May 29, 2001.

        Because the Fund commenced operations on August 3, 2000, the Fund has not prepared an annual or semi-annual report as of the date of this proxy statement.

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                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                        LIQUIDATION OF THE FUND'S ASSETS

        This Special Meeting is being called for the purpose of approving the liquidation of the Fund's assets. The Directors have determined that it is in the Fund's and its shareholder's best interests for the Fund to distribute all of its assets in kind to shareholders on a pro rata basis (net of outstanding liabilities and taxes). Thereafter, the Directors will wind up the affairs of, and terminate, the Fund.

        Zions Bancorporation ("Zions"), the parent of Zions First National Bank (the "Bank") which in turn is the parent of ZFNB Investment Company, Inc., the sole shareholder of the Fund, has decided not to continue operations of the Fund. In light of this decision, the Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholder to liquidate the Fund, distribute the Fund's assets in kind to its shareholder and terminate the Fund.

        After due deliberation, on March 29, 2001 the Directors unanimously approved the liquidation of the Fund's assets and determined that the proper time had come to present the issue to the Fund's shareholder. Pursuant to the Fund's Articles of Incorporation, shareholder approval is required to effectuate the liquidation of the Fund. Approval of the proposed liquidation with respect to the Fund requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

        The Directors intend to distribute to the shareholders of the Fund their pro rata share of the Fund's assets in kind, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, as required by the Fund's Articles of Incorporation. Thereafter, the Directors intend to wind up the affairs of the Fund and take such steps as are necessary to terminate the Fund's state or federal registration. Distribution of the Fund's assets and the winding up and termination of the Fund will take place as soon as reasonably practicable after the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDER APPROVE THE LIQUIDATION OF THE FUND.

                                      -4-

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                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

        While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

        If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

        In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the liquidation proposal.

        Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Fund. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund.

        As of May 18, 2001, the Fund believes that ZFNB Investment Company, Inc. was the shareholder of record of 100% of the shares of the Fund. ZFNB Investment Company, Inc. is an indirect wholly owned subsidiary of Zions Bancorporation. As a result, Zions Bancorporation may be deemed to be a "controlling person" of the Fund under the 1940 Act

        As of May 18, 2001, the Officers and Directors of the Fund owned less than 1% of the Fund's outstanding shares.

        If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

May 29, 2001

                                      -5-

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                              ZFNB ASSET FUND, INC.

                         PROXY FOR A SPECIAL MEETING OF
                           SHAREHOLDERS, JUNE 8, 2001

  THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF ZFNB ASSET FUND, INC..

The undersigned hereby appoints Nolan Bellon and Kay Hall and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of ZFNB Asset Fund, Inc. on Monday, June 8, 2001, at 3:00 p.m., Mountain time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1.   Approval of the Liquidation of all of the assets of ZFNB Asset Fund, Inc.

                      FOR               AGAINST               ABSTAIN
                      []                []                    []

2. To transact any other business as may properly come before the meeting or any adjournment thereof.

                      FOR               AGAINST               ABSTAIN
                      []                []                    []

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR ITEMS (1) AND (2).

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, Director or guardian or as custodian for a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


        Please be sure to sign and date this Proxy.


        ----------------------------------------
        Signature of Shareholder(s)


        ----------------------------------------
        Signature of Shareholder(s)


        Dated:              , 2001
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PLEASE EXECUTE, SIGN AND DATE THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.